Table

of Contents

Exhibit 10.3
FIRST AMENDMENT TO EMPLOYMENT

AGREEMENT
This

First

Amendment

to

Employment

Agreement
(“Amendment”)

is

made

by

and
between

Luis

de

la

Aguilera

(“EMPLOYEE”)

and

U.S.

Century

Bank

(“EMPLOYER”),

as
follows.

EMPLOYEE

and

EMPLOYER

are

referred

to

collectively

in

this

Amendment

as

the
“Parties.”
Recitals:
A.
On

April

16,

2016,

EMPLOYEE

and

EMPLOYER

entered

into

an

Employment
Agreement (the “Employment Agreement”) in

connection with EMPLOYEE’s

employment with
EMPLOYER.
B.
Paragraph

2(a)

of

the

Employment

Agreement

provides

that

the

Initial

Term

of

the
Agreement is for

three years, or

from April 16,

2016 through and

including April 16,

2019 (“Initial
Term Expiration Date”), unless extended in accordance with said Paragraph 2(a).
C.
EMPLOYER and EMPLOYEE would like to

extend the Initial Term Expiration Date.
Now Therefore,
in consideration of the mutual covenants in this

Amendment, and other good
and

valuable

consideration,

the

receipt

and

sufficiency

of

which

are

hereby

acknowledged,

the
Parties Hereby Agree as Follows:
1.
Extension

of

Initial

Term

Expiration

Date.
The

Parties

agree

that

the

Initial

Term
Expiration Date is extended to June 1, 2019.
2.
Agreement

Remains Effective.
The Agreement

remains in

full force

and effect

and has
been modified by this Amendment only as stated expressly in this Amendment.
3.
Effective

Date

and

Counterparts.
This

Agreement

may

be

made

effective

by

the
execution and delivery,

personally or by email, of separate

identical counterpart documents, each
of which shall be deemed to be an original and which, taken together, shall constitute one and the
same instrument.
The Foregoing is Agreed to and

Accepted By: